UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 16, 2026

WM TECHNOLOGY, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-39021	98-1605615
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

41 Discovery Irvine, California	92618
(Address of principal executive offices)	(Zip Code)
(844) 933-3627
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.0001 par value per share	MAPS	The OTCQX Best Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b–2 of the Securities Exchange Act of 1934 (§240.12b–2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07    Submission of Matters to a Vote of Security Holders.
On June 24, 2026, WM Technology, Inc. (the “Company”) held its 2026 Annual Meeting of Stockholders (the “Annual Meeting”) that was convened and adjourned without conducting any business. On July 16, 2026, the adjourned Annual Meeting reconvened. As of April 27, 2026, the record date for the Annual Meeting (the “Record Date”), 159,228,945 shares of the Company’s common stock were outstanding and entitled to vote at the Annual Meeting. A summary of the matters voted upon by stockholders at the Annual Meeting is set forth below.
A total of 133,406,607 shares of the Company’s common stock were present at the Annual Meeting in person, by virtual attendance, or by proxy, which represents approximately 84% of the shares of the Company’s common stock outstanding as of the Record Date.
Proposal 1. Approval of Amendment to the Certificate of Incorporation to Declassify the Board of Directors and Provide for the Immediate Annual Election of all Directors
The Company’s stockholders did not approve an amendment to the Company’s Certificate of Incorporation to declassify the Company’s Board of Directors and to provide for the immediate annual election of all directors . The final voting results are as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
84,306,299	8,938,023	357,101	39,805,184
Proposal 2. Advisory Vote, on an Non-Binding Basis, to approve the Compensation of the Company’s Named Executive Officers for the Year Ended 2025.
The Company’s stockholders approved, on a non-binding advisory basis, the compensation of the Company’s named executive officers as disclosed in the Company’s definitive proxy statement relating to the Annual Meeting. The final voting results are as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
71,274,763	21,864,608	462,052	39,805,184
Proposal 3. Ratification of Selection of Independent Registered Public Accounting Firm.
The Company’s stockholders ratified the selection of Macias Gini & O’Connell LLP by the Audit Committee of the Company’s Board of Directors as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026. The final voting results are as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
110,850,271	22,400,272	156,064	N/A
Proposal 4b. Election of Directors.
The Company’s stockholders elected the three persons listed below as Class II Directors, each to serve until the Company’s 2029 Annual Meeting of Stockholders or until their successors are duly elected and qualified or until their earlier death, resignation or removal. The final voting results are as follows:

Name	Votes For	Votes Withheld	Broker Non-Votes
Brent Cox	73,647,239	19,954,184	39,805,184
Harry DeMott	74,386,809	19,214,614	39,805,184
Brenda Freeman	65,611,212	27,990,211	39,805,184

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 22, 2026

WM TECHNOLOGY, INC.

	By:	/s/ Susan Echard
Susan Echard
Chief Financial Officer